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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                January 24, 2002




                         TippingPoint Technologies, Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                  001-15715              74-2902814
           --------                  ---------              ----------
       (State or Other              (Commission           (IRS Employer
       Jurisdiction of              File Number)       Identification No.)
        Incorporation)



            7501B North Capital of Texas Highway, Austin, Texas 78731
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (512) 681-8000
                                                           --------------



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Item 8.   Change in Fiscal Year.

On January 24, 2002, the Board of Directors of TippingPoint Technologies, Inc. adopted a new fiscal year end for the Registrant. The new fiscal year will end on January 31. The Registrant previously had a fiscal year end of December 31.

Information covering the transition period from January 1, 2002 to January 31, 2002 will be included in the Form 10-Q for the quarterly period ending April 30, 2002, the first quarterly report of the Registrant's newly adopted fiscal year. The separate audited financial statements required for the transition period will be included in the annual report on Form 10-K for the fiscal year ending January 31, 2003, which will be filed by the Registrant on or before May 1, 2003.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 29, 2002

                                 TippingPoint Technologies, Inc.

                                 By:  /s/  James E. Cahill
                                      -------------------------------
                                      James E. Cahill,
                                      Vice President and General Counsel